Valmie Resources, Inc.

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED NOVEMBER 30, 2014 AND FOR THE THREE MONTHS ENDED FEBRUARY 28, 2015

The following unaudited pro forma balance sheets and income statements and the explanatory notes give effect to the acquisition by Valmie Resources, Inc. of Vertitek Inc. on March 31, 2015.

The pro forma consolidated balance sheets and income statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes.

The pro forma statements have been prepared as if the acquisition had occurred on the first day of each period presented.

This pro forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the periods presented, nor is it necessarily indicative of the results of future operations.

Valmie Resources, Inc.

Unaudited

Pro forma balance sheet

	Valmie Resources, Inc.	Vertitek Inc.	Adjustments		Consolidated
	Nov 30, 2014	Jan 31, 2015	Entries		Totals

Cash and cash equivalents	$12,565	$21,251	$(23,500)	a	$10,316

Prototype development (at cost)	-	3,141	-		3,141
Goodwill	-	-	2,748,024	b	2,748,024
	$12,565	$24,392	$2,724,524		$2,761,481

Accounts payable & accrued liabilities	$83,250	$-	$-		$83,250
Short term advances - Valmie	-	23,500	(23,500)	a	-
Due to related party	44,809	2,416	-		47,225

Promissory notes	67,805	-	-		67,805

Share capital - common	296,400	1,000	1,000	b	297,400
			(1,000)	c

Additional paid-in capital	(155,657)	-	2,747,024	b	2,592,367
			1,000	c
Deficit - opening	(159,887)	-	-		(159,887)

Income (loss)	(164,155)	(2,524)	-		(166,679)
	$12,565	$24,392	$2,724,524		$2,761,481

a	To record $23,500 cash advanced to Vertitek Inc. subsequent to November 30, 2014 ($23,500 cash advance eliminated on consolidation)

b	Common stock issued to acquire Vertitek Inc. - 1,000,000 shares with a par value of $1,000

Purchase price (1,000,000 shares @ $2.77 per share)		$2,770,000

Net assets acquired
Cash and cash equivalents	$21,251
Prototype development (at cost)	3,141
Due to related party	(2,416)	(21,976)

Goodwill		2,748,024

Common stock - par value		(1,000)

Additional paid-in capital		$2,747,024

c	Eliminate Vertitek $1,000 common stock on consolidation

Valmie Resources, Inc.

Unaudited

Pro forma income statement

For the year ended November 30, 2014

	Valmie Resources, Inc.	Vertitek Inc.	Adjustments	Consolidated
	Nov 30, 2014	Jan 31, 2015	Entries	Totals

Revenue	$-	$-	$-	$-

General & administrative	5,815	1,024	-	6,839
Management fees	20,000	-	-	20,000
Professional fees	136,415	-	-	136,415
Transfer agent fees	1,925	-	-	1,925
Compensation expense	-	1,500	-	1,500

Total expenses	$164,155	$2,524	$-	$166,679

Net income (loss)	$(164,155)	$(2,524)	$-	$(166,679)

Basic and diluted loss per common share	$0.00			$0.00

Weighted average number of common shares outstanding	296,400,000			297,400,000

Valmie Resources, Inc.

Unaudited

Pro forma balance sheet

	Valmie Resources, Inc.	Vertitek Inc.	Adjustments		Consolidated
	Feb 28, 2015	Jan 31, 2015	Entries		Totals

Cash and cash equivalents	$5,277	$21,251	$2,000	a	$28,528
Prepaid expenses	350	-	-		350
Due from intercompany	25,500	-	(25,500)	b	-

Prototype Development (at cost)	-	3,141	-		3,141
Goodwill	-	-	2,748,024	c	2,748,024
	$31,127	$24,392	$2,724,524		$2,780,043

Accounts payable & accrued liabilities	$30,321	$-	$		$30,321
Short term advances - Valmie	-	23,500	2,000	a	-
			(25,500)	b

Due to related party	44,809	2,416	-		47,225

Promissory notes	274,616	-	-		274,616

Share capital - preferred	2,000	-	-		2,000
Share capital - common	59,040	1,000	1,000	c	60,040
			(1,000)	d

Additional paid-in capital	79,703	-	2,747,024	c	2,827,727
			1,000	d

Deficit - opening	(324,042)	-	-		(324,042)

Income (loss)	(135,320)	(2,524)	-		(137,844)
	$31,127	$24,392	$2,724,524		$2,780,043

a	To record $2,000 cash in transit from Valmie Resources, Inc.

b	To eliminate cash advances on consolidation

c	Common stock issued to acquire Vertitek Inc. - 1,000,000 shares with a par value of $1,000

Purchase price (1,000,000 shares @ $2.77 per share)		$2,770,000

Net assets acquired
Cash and cash equivalents	$21,251
Prototype development (at cost)	3,141
Due to related party	(2,416)	(21,976)

Goodwill		2,748,024

Common stock - par value		(1,000)

Additional paid-in capital		$2,747,024

d	Eliminate Vertitek $1,000 common stock on consolidation

Valmie Resources, Inc.

Unaudited

Pro forma income statement

For the three months ended February 28, 2015

	Valmie Resources, Inc.	Vertitek Inc.	Adjustments	Consolidated
	Feb 28, 2015	Jan 31, 2015	Entries	Totals

Revenue	$-	$-	$-	$-

General & administrative	7,003	1,024	-	8,027
Management fees	11,000	-	-	11,000
Professional fees	110,060	-	-	110,060
Transfer agent fees	446	-	-	446
Compensation expense	-	1,500	-	1,500

Total expenses	$128,509	$2,524	$-	$131,033

Interest	$(6,811)	$-	$-	$(6,811)

Net income (loss)	$(135,320)	$(2,524)	$-	$(137,844)

Basic and diluted loss per common share	$0.00			$0.00

Weighted average number of common shares outstanding	59,040,000			60,040,000